                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             _____________________


                                    FORM 8-K

                                 CURRENT REPORT
                    (Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934)



        Date of Report (Date of earliest event reported): March 26, 1999



                           DA CONSULTING GROUP, INC.
                           -------------------------
                 (Exact name of issuer as specified in charter)



         TEXAS                        00-24055              76-0418488
(State or Other Jurisdiction         Commission           (I.R.S. Employer
of Incorporation or Organization)    file number        Identification Number)



                       5847 SAN FELIPE ROAD, SUITE 3700,
                             HOUSTON, TEXAS  77057
                    (Address of principal executive offices)


                                 (713) 361-3000
              (Registrant's telephone number, including area code)
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ITEM 5.   OTHER EVENTS
          ------------

       The Company announced on March 29, 1999 that its Board of Directors authorized the Company to repurchase up to 250,000 shares of its outstanding Common Stock. The repurchases may be effected from time to time through solicited or unsolicited transactions in the open market or in privately negotiated transactions. No time limit has been placed on the duration of the share repurchase program. The purchases will be made at times and in amounts as the Company deems appropriate and may be discontinued at any time.




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                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     DA CONSULTING GROUP, INC.


Date:  April 6, 1999                 By:  /s/ Nicholas H. Marriner
                                        -------------------------------------
                                        Nicholas H. Marriner,
                                        Chairman and Chief Executive Officer



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